UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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ANSYS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANSYS, INC.

Southpointe

275 Technology Drive

Canonsburg, PA 15317

March 27, 2003

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of ANSYS, Inc. (the “Company”) to be held on Thursday, May 8, 2003, at 2:00 p.m., local time, at the Southpointe Club located at Southpointe, 360 Southpointe Blvd. in Canonsburg, Pennsylvania (the “Annual Meeting”).

The Annual Meeting has been called for the purpose of (i) electing three Class I Directors for three-year terms, (ii) amending and restating the Company’s 1996 Stock Option and Grant Plan to increase the number of shares of the Company’s Common Stock available for issuance thereunder by 1,100,000 shares and to modify several other provisions thereof as described in the enclosed proxy statement and (iii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 13, 2003 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors of the Company recommends that you vote “FOR” the election of the nominees of the Board of Directors as Class I Directors of the Company and “FOR” the amendment and restatement of the Company’s 1996 Stock Option and Grant Plan.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; (2) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; OR (3) MARK, DATE AND SIGN THE PROXY CARD RETURNING IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTES SENT BY INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:00 PM UNITED STATES EASTERN TIME ON MAY 7, 2003. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

James E. Cashman III President and Chief Executive Officer

ANSYS, INC.

Southpointe

275 Technology Drive

Canonsburg, PA 15317

(724) 746-3304

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 8, 2003

Notice Is Hereby Given that the Annual Meeting of Stockholders of ANSYS, Inc. (the “Company”) will be held on Thursday, May 8, 2003, at 2:00 p.m., local time, at the Southpointe Club, Southpointe, 360 Southpointe Blvd. in Canonsburg, Pennsylvania (the “Annual Meeting”), for the purpose of considering and voting upon:

1.	The election of three Class I Directors for three-year terms;

2.	The amendment and restatement of the Company’s 1996 Stock Option and Grant Plan to (a) increase the number of shares of the Company’s common stock available for issuance thereunder, (b) eliminate the limitation on the number of shares available for issuance to the Company’s Independent Directors, (c) limit non-option awards to 50% of the total number of shares remaining available for issuance and (d) prohibit repricing options without prior stockholder approval; and

3.	Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 13, 2003 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

Maria T. Shields Chief Financial Officer

Canonsburg, Pennsylvania

March 27, 2003

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; (2) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; OR (3) MARK, DATE AND SIGN THE PROXY CARD RETURNING IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTES SENT BY INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:00 PM UNITED STATES EASTERN TIME ON MAY 7, 2003. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

ANSYS, Inc.

Southpointe

275 Technology Drive

Canonsburg, PA 15317

(724) 746-3304

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Thursday, May 8, 2003

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of ANSYS, Inc. (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 8, 2003 at 2:00 p.m., local time, at the Southpointe Club, Southpointe, 360 Southpointe Blvd. in Canonsburg, Pennsylvania, and any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

1.	The election of three Class I Directors for three-year terms, such terms to continue until the annual meeting of stockholders in 2006 and until such Director’s successor is duly elected and qualified;

2.	The amendment and restatement of the Company’s 1996 Stock Option and Grant Plan to (a) increase the number of shares of the Company’s common stock available for issuance thereunder, (b) eliminate the limitation on the number of shares available for issuance to the Company’s Independent Directors, (c) limit non-option awards to 50% of the total number of shares remaining available for issuance and (d) prohibit repricing options without prior stockholder approval; and

3.	Such other business as may properly come before the meeting and any adjournments or postponements thereof.

The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about March 27, 2003 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on March 13, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 14,681,408 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 247 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting.

The affirmative vote of holders of a plurality of the votes cast by holders of shares of Common Stock present and represented by proxy and entitled to vote on the matter is required for the election of the Class I Directors. Abstentions and broker non-votes will not be counted as voting with respect to the election of the Class I Directors and, therefore, will not have an effect on the election of the Class I Directors.

The affirmative vote of holders of a majority of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the approval of the amended and restated 1996 Stock Option and Grant Plan (the “1996 Stock Plan”). Broker non-votes will not be considered entitled to vote on this matter and, therefore, will have no effect on the approval of the amended and restated 1996 Stock Plan. Abstentions will be counted as voting against the amendment to the 1996 Stock Plan.

Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. You may also vote by telephone or on the internet in accordance with the procedures on the proxy card. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted “FOR” the election of the nominees for Director listed in this Proxy Statement and “FOR” the amended and restated 1996 Stock Plan. It is not anticipated that any matters other than the election of Class I Directors and the approval of the amended and restated 1996 Stock Plan will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders. Internet and telephone voting procedures verify stockholders’ identities and allow stockholders to confirm that voting has been recorded correctly. Stockholders voting through the internet should realize that there may be additional costs with electronic access, such as usage charges from internet access providers that must be paid by the stockholder.

Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 2002 (“Fiscal 2002”), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of seven members and is divided into three classes, with three Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company’s stockholders at each annual meeting.

At the Annual Meeting, three Class I Directors will be elected to serve until the Annual Meeting of stockholders in 2006 and until such Director’s successor is duly elected and qualified. The Board of Directors has nominated Peter J. Smith, Bradford C. Morley and Patrick J. Zilvitis for re-election as the Class I Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Mr. Smith, Mr. Morley and Mr. Zilvitis as Directors. Proxies cannot be voted for a greater number of persons than the number of nominees named. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

Vote Required For Approval

A quorum being present, the affirmative vote holders of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the election of the nominees as Class I Directors of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS I DIRECTORS OF THE COMPANY.

PROPOSAL 2

AMEND AND RESTATE 1996 STOCK OPTION AND GRANT PLAN

The Board of Directors has adopted, and is seeking stockholder approval of, an amendment and restatement of the 1996 Stock Plan which would (1) increase the number of shares of Common Stock available for issuance under the 1996 Stock Plan from 4,250,000 to 5,350,000, (2) eliminate the limitation on the number of shares available for issuance to the Company’s Independent Directors, (3) limit non-option awards to 50% of the total number of shares remaining available for issuance and (4) prohibit repricing options without prior stockholder approval.

Reasoning for Amendment to the 1996 Stock Plan

The Board of Directors feels that the number of shares available for issuance under the 1996 Stock Plan is not sufficient for future granting needs and that stock options are an important aspect in the success of the Company. At December 31, 2002, only 430,049 shares remained available for new grants under the 1996 Stock Plan. Encouraging employees and non-employee Directors to acquire equity ownership in the Company assures a closer identification of the interests of participants in the 1996 Stock Plan with those of the Company. The Board believes that a key objective of providing stock option grants is to attract, retain and reward employees who are responsible for leading the Company amid a competitive market for financial, technical, marketing and sales personnel. The Board also believes that the Company’s ability to award options exercisable into shares of publicly-traded stock in the acquisition context can provide a significant tool for differentiating itself from other potential bidders for businesses the Company would like to acquire. The proposed increase in the number of shares of Common Stock available for issuance would result in the Company continuing to have at its disposal a valuable tool for attracting and retaining key personnel and for winning over potential acquisition candidates in each case in a highly competitive landscape.

Based on the last reported sale price on the Nasdaq National Market on December 31, 2002 ($20.20 per share), the maximum aggregate market value of the additional 1,100,000 shares of Common Stock reserved for issuance under the 1996 Stock Plan would be $22,220,000.

The Board of Directors also believes that the limitation on the aggregate number of shares that are available for issuance to the Company’s independent directors should be eliminated. Prior to the proposed amendment, the 1996 Stock Plan provided that no more than 300,000 shares could be issued to the Company’s independent directors. At December 31, 2002, only 48,393 shares remained available for new awards to independent directors under the 1996 Stock Plan based upon this limitation.

The Board believes that the remaining restrictions on awards to independent directors in the 1996 Stock Plan are sufficient to protect the stockholders from excessive awards to independent directors. The 1996 Stock Plan provides for automatic stock option awards to each independent director at the time he or she becomes a director and thereafter on an annual basis based upon a fixed formula or amount, in each case as described below under the heading “1996 Stock Option and Grant Plan—Independent Director Options.” An independent director may only receive additional, discretionary awards if the independent director is not a member of the committee administering the 1996 Stock Plan. Currently, the Compensation Committee of the Board of Directors administers the 1996 Stock Plan and is responsible for making all awards thereunder. Therefore, the independent directors that serve as members of the Compensation Committee (currently, Ms. Morby and Mr. John Smith) are not eligible for additional awards. The other independent directors (currently, Messrs. Heinen, Morley and

Zilvitis) are eligible for additional awards, although none are currently contemplated. To date, the Compensation Committee has not made any award under the 1996 Stock Plan to any of Company’s independent directors other than pursuant to its automatic stock option award provisions.

Given that the independent directors that are authorized to make discretionary awards under the 1996 Stock Plan are not eligible personally to receive these awards, the Board does not believe the aggregate limitation on the number of shares issuable to independent directors is necessary to protect the best interests of the Company’s stockholders.

In addition, the Board of Directors believes that it is appropriate in light of recent actions taken by other public companies that have been perceived as adverse to their stockholders’ interests to add restrictions to the 1996 Stock Plan providing that no more than 50% of all remaining awards under the 1996 Stock Plan may be made through non-option awards and that options issued thereunder may not be repriced without prior stockholder approval.

Description of 1996 Stock Option and Grant Plan

General Terms.    The 1996 Stock Plan was adopted originally by the Board of Directors on April 19, 1996 and was subsequently approved by the Company’s stockholders. At the time of its adoption, 2,250,000 shares of Common Stock were available for issuance under the 1996 Stock Plan. The 1996 Stock Plan was amended by the Board of Directors in 1998 to increase the number of shares of Common Stock available for issuance to 3,250,000 and again in 2001 to increase the number of shares of Common Stock available for issuance to 4,250,000. Both of these prior amendments were approved by the Company’s stockholders.

The 1996 Stock Plan permits (i) the grant of Incentive Options, (ii) the grant of Non-Qualified Options, (iii) the issuance or sale of Common Stock with or without vesting or other restrictions (“Stock Grants”), (iv) the grant of Common Stock upon the attainment of specified performance goals (“Performance Share Awards”) and (v) the grant of the right to receive cash dividends with the holders of the Common Stock as if the recipient held a specified number of shares of the Common Stock (“Dividend Equivalent Rights”). These grants may be made to officers and other employees, consultants and key persons of the Company and its subsidiaries. In addition, Independent Directors are automatically eligible for certain grants under the 1996 Stock Plan, as described below. On and after the date the 1996 Stock Plan becomes subject to Section 162(m) of the Code, options with respect to no more than 300,000 shares of Common Stock may be granted to any one individual in any calendar year.

During 2002, 443,275 options were granted under the 1996 Stock Plan. Options with respect to a total of 2,638,982 shares of Common Stock with issuance prices ranging from $6.00 to $26.56 (and a weighted average of $13.48) were outstanding under the 1996 Stock Plan at December 31, 2002. At December 31, 2002, 430,049 shares were available for grant under the 1996 Stock Plan. The purposed increase in the number of shares of Common Stock available for issuance would provide the Company with continued flexibility to attract and retain key personnel needed to be successful in a highly competitive industry.

Independent Director Options.    The 1996 Stock Plan provides for the automatic grant of Non-Qualified Options to Independent Directors. Under such provisions, options to purchase that number of shares of Common Stock determined by dividing $200,000 by the Option Exercise Price (as defined below) will be granted to each individual when he or she first becomes a member of the Board of Directors, provided that he or she is not an employee of the Company or any subsidiary of the Company. In addition, in 1998 the Board of Directors amended the 1996 Stock Plan to provide that on the date five business days following each annual meeting of stockholders of the Company, each Independent Director who is then serving will be granted a Non-Qualified Option to purchase 12,000 shares of Common Stock. The Option Exercise Price of options granted to Independent Directors under the 1996 Stock Plan will equal the lesser of (i) the last reported sale price per share of Common Stock on the date of grant (or if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported) or (ii) the average of the last reported sales price per share of Common Stock as published in The Wall Street Journal for a period of ten consecutive days prior to such date. Options granted to Independent Directors under the foregoing provisions will vest in annual installments over four years, commencing with the date of grant, and will expire ten years after grant, subject to earlier termination if the optionee ceases to serve as a director. The exercisability of these options will be accelerated upon a “Sale Event”. A total of 251,607 Non-Qualified Options have been issued to date to Independent Directors under the plan.

Administration.    The 1996 Stock Plan is administered by the Compensation Committee. Subject to the provisions of the 1996 Stock Plan, the Compensation Committee has full power to determine from among the persons eligible for grants under the 1996 Stock Plan (i) the individuals to whom grants will be granted, (ii) the combination of grants to participants and (iii) the specific terms of each grant. Incentive Options may be granted only to directors, officers or other employees of the Company or its subsidiaries, including members of the Board of Directors who are also employees of the Company or its subsidiaries.

The option exercise price of each option granted under the 1996 Stock Plan is determined by the Compensation Committee, but in the case of Incentive Options may not be less than 100% of the fair market value of the underlying shares on the date of grant and may not be exercisable more than ten years from the date the option is granted. If any employee of the Company or any subsidiary owns or is deemed to own at the date of grant shares of stock representing in excess of 10% of the combined voting power of all classes of stock of the Company or any subsidiary, the exercise price for options granted to such employee may not be less than 110% of the fair market value of the underlying shares on that date and the option may not be exercisable more than five years from the date the option is granted. No option may be exercised subsequent to the termination of the optionee’s employment or other business relationship with the Company unless otherwise determined by the Compensation Committee or provided in the option agreement. At the discretion of the Compensation Committee, any option may include a “reload” feature, pursuant to which an optionee exercising an option receives in addition to the number of shares of Common Stock due on the exercise of such an option an additional option with an exercise price equal to the fair market value of the Common Stock on the date such additional option is granted. Upon the exercise of options, the option exercise price must be paid in full either in cash or, in the sole discretion of the Compensation Committee, by delivery of shares of Common Stock already owned by the optionee.

The 1996 Stock Plan also permits Stock Grants, Performance Share Awards and grants of Dividend Equivalent Rights. Stock Grants and Performance Share Awards may be made to persons eligible under the 1996 Stock Plan, subject to such conditions and restrictions as the Compensation Committee may determine. Prior to the vesting of shares, recipients of Stock Grants generally will have all the rights of a stockholder with respect to the shares, including voting and dividend rights, subject only to the conditions and restrictions set forth in the 1996 Stock Plan or in any agreement. In the case of Performance Share Awards, the issuance of shares of Common Stock will occur only after the recipient has satisfied the conditions and restrictions set forth in the 1996 Stock Plan or in any agreement. The Compensation Committee may also make Stock Grants to persons eligible under the 1996 Stock Plan in recognition of past services or other valid consideration, or in lieu of cash compensation. In addition, the Compensation Committee may grant Dividend Equivalent Rights in conjunction with any other grant made pursuant to the 1996 Stock Plan or as a free standing grant. Dividend Equivalent Rights may be paid currently or deemed to be reinvested in additional shares of Common Stock, which may thereafter accrue further dividends.

The Compensation Committee may, at its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1996 Stock Plan may be exercised or vest. In the event of a merger, liquidation or sale of substantially all of the assets of the Company (“Sale Event”), the Board of Directors has the discretion to accelerate the vesting of options granted under the 1996 Stock Plan, except that options granted to Independent Directors automatically accelerate in such “Sale Event.” The 1996 Stock Plan and the options issued thereunder terminate upon the effectiveness of any such “Sale Event,” unless provision is made in connection with such transaction for the assumption of options theretofore made or in certain circumstances following a “Sale Event” not accounted for as a pooling of interest.

Summary of Equity Compensation Plans

The following table provides certain summary information concerning the equity compensation plans maintained by the Company as of February 1, 2003. The summary information in column (c) below with respect to the 1996 Stock Option and Grant Plan includes the 1,100,000 shares that are the subject of the proposed amendment and restatement of the 1996 Stock Plan described in this Proposal 2.

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Security Holders
1994 Stock Option and Grant Plan	130,868	$5.39	0
1996 Stock Option and Grant Plan	2,638,982	$13.48	1,530,049
1996 Employee Stock Purchase Plan	(1)	(2)	53,907	(1)
Equity Compensation Plans Not Approved By Security Holders
None
Total	2,769,850	$13.10	1,583,956

(1)	The number of shares issuable with respect to the current offering period is not determinable until the end of the period.

(2)	The per share purchase price of shares issuable with respect to the current offering period is not determinable until the end of the offering period.

For additional information concerning the 1994 Stock Option and Grant Plan and the 1996 Employee Stock Purchase Plan, please see the sections entitled “Executive Compensation—Equity Compensation Plans—1994 Stock Option and Grant Plan” and “—1996 Employee Stock Purchase Plan” below.

Vote Required For Approval

The affirmative vote of holders of a majority of shares of Common Stock present or represented by proxy and entitled to vote on the matter is required for the approval of the amendment and restatement of the 1996 Stock Plan.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 1996 STOCK PLAN.

INFORMATION REGARDING DIRECTORS

The Board of Directors of the Company held eleven meetings during Fiscal 2002. During Fiscal 2002, each of the incumbent Directors attended at least 75% of the total number of meetings of the Board and of the committees of which he or she was a member. The Board of Directors has established an Audit and Ethics Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”) and in July 2002 formed a Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”).

The Audit Committee selects the firm independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company’s annual operating results, reviews the Company’s periodic disclosure related to its financial statements, considers the adequacy of the internal accounting procedures, considers the effect of such procedures on the accountants’ independence and establishes policies for business values, ethics and employee relations. The Audit Committee currently consists of three directors, Roger J. Heinen, Jr., Bradford C. Morley and Patrick J. Zilvitis, each of whom is independent within the meaning of rule 4200(a)(15) of the National Association of Securities Dealers and held six meetings during Fiscal 2002.

The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, reviews succession planning for senior management, reviews the options or stock to be granted to eligible persons under the Company’s 1996 Stock Plan and takes such other action as may be required in connection with the Company’s compensation and incentive plans. The Compensation Committee currently consists of two independent directors, Jacqueline C. Morby and John F. Smith and held six meetings during Fiscal 2002.

The Nominating and Corporate Governance Committee oversees the qualification and nomination process for potential director candidates, reviews the continued qualification of existing directors and is responsible for corporate governance oversight. In the course of reviewing potential director candidates, the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders of the Company. The procedure by which stockholders may submit nominees is set forth in the Company’s By-laws, a copy of which may be obtained from the Company without charge by sending a written request therefore to the Company’s Secretary at its principal executive offices. The Nominating and Corporate Governance Committee currently consists of three independent directors, Bradford C. Morley, John F. Smith and Patrick J. Zilvitis and held one meeting during Fiscal 2002.

In Fiscal 2002, nonemployee directors (the “Independent Directors”) received fees of $2,000 and $1,000, respectively, for each meeting of the Board of Directors or Board committee they attended, and each director was reimbursed for travel and other expenses incurred in attending meetings. The Company pays a $5,000 annual retainer to each Independent Director. Also, under the 1996 Stock Plan, each Independent Director is entitled to receive a one-time option grant upon becoming a director and an annual grant of options to purchase Common Stock as described under “1996 Stock Option and Grant Plan—Independent Director Options.”

Set forth below is certain information regarding the Directors of the Company, including the Class I Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

Name	Age	Director Since
Class I—Term Expires 2003
Peter J. Smith*	58	1994
Patrick J. Zilvitis(1)(3)*	59	2000
Bradford C. Morley(1)(3)*	56	2001
Class II—Term Expires 2004
Roger J. Heinen, Jr.(1)	52	1996
Jacqueline C. Morby(2)	65	1994
Class III—Term Expires 2005
James E. Cashman III	49	2000
John F. Smith(2)(3)	67	1995

*	Nominee for re-election.

(1)	Member of Audit and Ethics Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating and Governance Committee.

The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

Mr. Peter J. Smith has been Chairman of the Board of Directors of the Company since July 1995. Mr. Smith served as President until April 1999 and Chief Executive Officer until February 2000. Prior to joining the Company, Mr. Smith was Vice President of European Operations for Digital Equipment Corporation, a computer company, from November 1991 to March 1994. Previously, he managed Digital’s worldwide applications development and marketing activities, including its engineering systems group which focused on CAD and CAM, graphics and general engineering market business. Mr. Smith holds a B.S. degree in electrical engineering from Northeastern University and an M.B.A. from the University of Notre Dame. Mr. Smith is also Chief Executive Officer of Neartek, Inc., a storage software company, and Chairman of the Martin Group, a telecommunications software billing company.

James E. Cashman III has been Chief Executive Officer of the Company since February 2000 and President since April 1999. Mr. Cashman served as the Company’s Senior Vice President, Operations from September 1997 to April 1999. Prior to joining the Company, Mr. Cashman was Vice President of International Operations/Marketing/Product Development at PAR Technology Corporation, a computer software and hardware company involved in transaction processing, from May 1995 to September 1997. From September 1994 to May 1995, he was Vice President, Development and Marketing at Metaphase Technology, Inc., a product data management company. Prior to joining Metaphase, Mr. Cashman was employed by Structural Dynamics Research Corporation, a computer aided design company, from 1976 to 1994 in a number of sales and technical positions. Mr. Cashman is also a director of the Pittsburgh Technology Council.

Roger J. Heinen, Jr. has served as a director of the Company since April 1996. Mr. Heinen is Managing Director of Flagship Ventures in Cambridge, Massachusetts and was a Senior Vice President, Developer Division, of Microsoft Corporation, a software company, from January 1993 through March 1996. Mr. Heinen is also a director of Progress Software Corporation, which markets and supports application development, deployment and management software, as well as a director for several start-up companies in the information technology sector.

Jacqueline C. Morby has served as a director of the Company since February 1994. She has been Managing Director or a partner of TA Associates, Inc. or its predecessor since 1982. Ms. Morby is also a director of J&B Software, a transaction processing software and services company, NxTrend Technology Inc., an enterprise software company, SoftMed Systems Incorporated, a healthcare information systems company, Pacific Life Corporation, a life insurance company, and HVL Incorporated, a manufacturer and distributor of vitamins and nutitional supplements.

Bradford C. Morley has served as a director of the Company since February 2001. From 1994 through 1999, Mr. Morley served as a director for two high technology software companies: Computer Aided Design Software, Inc. and Camax Manufacturing Technologies. From 1990 to 1993, Mr. Morley was President of Applicon, Inc., a CAD/CAM subsidiary of Schlumberger Ltd. Prior to that time, Mr. Morley was employed for fifteen years at Structural Dynamics Research Corporation, where he served as Senior Vice President and General Manager. Mr. Morley is also currently serving as Chairman of CoCreate Software Inc., a provider of collaborative product design software solutions.

John F. Smith has served as a director of the Company since December 1995. Mr. Smith is currently a partner in NewcoGen Group, a group that initiates and manages companies from the earliest stage of technology innovations. Most recently, Mr. Smith served as Chief Executive Officer and Director of Infini Switch, a venture backed company developing switch technology for infiniband standard. Mr. Smith served as the President of Perseptive Biosystems, a life sciences company, from July 1996 to 1999 and as Chief Operating Officer and Senior Vice President of Digital Equipment Corporation from 1986 through 1994. Mr. Smith also serves on numerous private company boards.

Patrick J. Zilvitis has served as a director since July 2000. Mr. Zilvitis had been Chief Information Officer and Corporate Vice President of the Gillette Company, a global producer of consumer goods since 1992. Prior to 1992, Mr. Zilvitis managed the Consulting Services business at Digital Equipment Corporation, a computer company. Mr. Zilvitis is also on Advisory Boards at Babson College, several start-up companies and is an active consultant with Benchmarking Partners of Cambridge, Massachusetts. He is currently Chief Information Officer at Segway LLC, a New Hampshire start-up company manufacturing and selling the Segway Human Transporter.

AUDIT COMMITTEE REPORT TO SHAREHOLDERS

The Board of Directors has established an Audit Committee, whose members during Fiscal 2002 were Roger J. Heinen, Jr., Bradford C. Morley and Patrick J. Zilvitis. The Board of Directors has determined that the members of the Audit Committee are “independent” under the rules of The Nasdaq Stock Market, Inc. The Audit Committee approved a written charter in fiscal 2001, which was amended and restated in Fiscal 2002 and is attached in its current form in Appendix A.

With respect to Fiscal 2002, the Audit Committee:

•	reviewed and discussed the audited financial statements with the Company’s management;

•	discussed with Deloitte & Touche LLP, the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

•	discussed with Deloitte & Touche LLP its independence and received from it disclosures regarding its independence.

Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the U.S. Securities and Exchange Commission.

Principal Accounting Firm Fees

The following table sets forth the aggregate fees billed ANSYS for the fiscal year ended December 31, 2002 by the Company’s principal accounting firm, Deloitte and Touche LLP.

Audit Fees	$105,000
Financial Information System Design and Implementation Fees	—
All Other Fees	200,000

$305,000

Deloitte and Touche LLP did not provide any services related to financial information systems design and implementation during 2002.

“All Other Fees” includes (i) tax planning, (ii) acquisition due diligence and (iii) various employee benefit audits.

The Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the auditor’s independence.

AUDIT COMMITTEE

Bradford C. Morley, Chairman

Roger J. Heinen, Jr.

Patrick J. Zilvitis

EXECUTIVE OFFICERS

The names and ages of all executive officers of the Company and the principal occupation and business experience for at least the last five years for each executive officer who is not also a director are set forth below as of December 31, 2002.

Name	Age	Position
Peter J. Smith	58	Executive Chairman
James E. Cashman III	49	President and Chief Executive Officer
Maria T. Shields	38	Chief Financial Officer, Vice President, Finance and Administration
Michael J. Wheeler	51	Vice President & General Manager, Mechanical Business Unit
Joseph C. Fairbanks, Jr.	48	Vice President, Sales and Support

Maria T. Shields has been the Company’s Chief Financial Officer, Vice President, Finance and Administration since September 1998. Previously, she had served as the Company’s Corporate Controller since September 1994, and a Vice President since May 1998. Prior to joining the Company, Ms. Shields held various positions at Deloitte & Touche LLP, including that of Audit Manager. Ms. Shields is a CPA and holds a B.S. degree in accounting from Pennsylvania State University.

Michael J. Wheeler has been Vice President and General Manager, Mechanical Business Unit since January 2002. Previously, he had served as the Company’s Vice President, Marketing since December 2000. Prior to joining the Company, Mr. Wheeler was Vice President of Operations of Technet International, a computer aided engineering services company from May 2000. Prior to May 2000, Mr. Wheeler held various management roles with Parametric Technology Corporation, a computer aided design company. Mr. Wheeler holds a Bachelor of Science degree in Mechanical Engineering from the University of Pittsburgh.

Joseph C. Fairbanks, Jr. has been Vice President, Sales and Support since October 2001. Prior to joining the Company, Mr. Fairbanks was President and Chief Operating Officer for Black Oak Computer Services Incorporated from August 2000 to October 2001. Prior to this position, Mr. Fairbanks was the Vice President, Sales and Marketing for the IBM Business Unit of Avnet Hallmark, an IBM Distributor, from August 1997 to August 2000. Prior to August 1997, Mr. Fairbanks was the Director of Sales Operations for Aspen Technology, a chemical engineering software company. Mr. Fairbanks holds a degree in Computer Sciences from West Chester University.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation (including salary, bonuses, stock options and certain other compensation) paid by the Company for services in all capacities for fiscal years ended December 31, 2000, 2001, and 2002, to its Chief Executive Officer and to each of its four other most highly compensated executive officers whose total compensation exceeded $100,000 in fiscal 2002 (all five being hereinafter referred to as the “Named Executive Officers”).

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (shares)	All Other Compensation ($)(1)
James E. Cashman III (2) President and Chief Executive Officer	2002 2001 2000	300,000 247,083 212,917	190,000 170,000 148,125	80,000 100,000 100,000	30,930 28,965 32,445	(3) (3) (3)

Joseph C. Fairbanks, Jr. (4) Vice President, Sales and Support	2002 2001 2000	150,000 34,134 —	50,000 25,000 —	7,000 50,000 —	90,834 1,333 —	(5) (5)

Michael J. Wheeler (6) Vice President and General Manager, Mechanical Business Unit	2002 2001 2000	140,000 130,000 7,917	68,500 34,640 —	12,000 22,800 15,000	9,728 — —

Maria T. Shields Chief Financial Officer Vice President, Finance and Administration	2002 2001 2000	118,000 109,250 101,333	49,800 38,300 29,350	13,000 15,000 40,000	15,500 15,255 12,528

Devendra H. Rajwade (7) General Manager, Environment Business Unit	2002 2001 2000	109,200 96,000 86,000	60,328 4,256 —	2,000 3,000 —	37,797 — 665	(8)

(1)	Consists of contributions by the Company to its Pension and Profit-Sharing Plans on behalf of each of the named executive officers unless and to the extent otherwise noted.

(2)	Became the Company’s Chief Executive Officer in February 2000.

(3)	Includes $2,165 for 2001 and $5,106 for 2000 related to North America Sales Elite performance plan trip. Also includes premiums on life insurance of $3,430, $3,430 and $3,430 paid by the Company on behalf of Mr. Cashman for 2002, 2001 and 2000, respectively, and a car allowance paid at the rate of $600 per month.

(4)	Became the Company’s Vice President of Sales and Support in October 2001.

(5)	Includes $84,833 in relocation expenses in 2002 and a car allowance paid at the rate of $500 per month.

(6)	Became the Company’s Vice President of Marketing in December 2000.

(7)	Became the Company’s General Manager, Environment Business Unit in 2002.

(8)	Includes $32,602 in relocation expenses in 2002.

Option Grants.    The following table sets forth certain information concerning the individual grant of options to purchase Common Stock of the Company to the Company’s Named Executive Officers who received option grants during Fiscal 2002.

Option Grants in Last Fiscal Year

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
Name	Number of Securities Underlying Options Granted (#)(2)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price Per ($/Sh)	Expiration Date	5% ($)	10% ($)
James E. Cashman III	80,000	18.1%	$22.50	2/06/12	$1,132,010	$2,868,736
Joseph C. Fairbanks, Jr.	7,000	1.6%	$19.77	10/22/12	$87,032	$220,558
Michael J. Wheeler	12,000	2.7%	$19.77	10/22/12	$149,199	$378,099
Maria T. Shields	13,000	2.9%	$19.77	10/22/12	$161,632	$409,608
Devendra H. Rajwade	2,000	0.5%	$19.77	10/22/12	$24,866	$63,017

(1)	This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company’s estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(2)	The options set forth above become exercisable in four equal annual installments, commencing on the first anniversary of the grant date. All options are subject to the employee’s continued employment and to earlier termination in accordance with the Company’s 1996 Stock Plan and the applicable option agreement. All options were granted at fair market value as determined by the Company’s Compensation Committee on the date of the grant.

Option Exercises and Option Values.    The following table sets forth information concerning the number of shares acquired and the value realized upon exercise of stock options during 2002 and information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers at December 31, 2002.

Aggregated Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at December 31, 2002(#) (1)		Value of Unexercised In-the-Money Options at December 31, 2002($) (1) (2)
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
James E. Cashman III	4,000	$58,180	266,000	230,000	$3,159,388	$1,487,812
Joseph Fairbanks, Jr.	—	—	12,500	44,500	$17,500	$55,510
Michael J. Wheeler	—	—	13,200	36,600	$80,362	$91,372
Maria T. Shields	20,000	$332,969	53,550	49,250	$512,823	$271,215
Devendra H. Rajwade	—	—	750	4,250	$975	$3,785

(1)	The options set forth became exercisable in four equal annual installments, commencing on the first anniversary of the grant date. All options are subject to the employee’s continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Company’s Compensation Committee on the date of the grant.

(2)	Based on the last reported sale price on the Nasdaq National Market on December 31, 2002 ($20.20 per share) less the aggregate option exercise price.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

The Compensation Committee is responsible for the oversight of all of the Company’s compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of variable pay and pay-for-performance, and stock options, restricted stock or any other plans directly or indirectly related to the Company’s stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. All of the members of the Compensation Committee will consist of independent directors. It is also envisioned that the composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act as in effect from time to time.

Compensation Philosophy.    The underlying philosophy of the Company’s compensation programs is to pay competitive amounts to obtain and retain valuable executives and to align executive compensation with several key objectives. The first of these objectives is to enable the Company to attain its annual market penetration and financial targets. Another key objective is to ensure that a major portion of each executive’s cash compensation is linked to significant improvements in the Company’s financial performance. The third key objective is to make it possible for the Company to attract, retain and reward executives who are responsible for leading the Company in achieving or exceeding corporate performance goals, amid a very competitive market for technical, marketing and sales personnel.

The Company’s executive compensation programs generally will consist of three principal elements: base salary, cash bonus and stock options and benefits including pension and 401(k) benefits. The Company’s objective is to emphasize incentive compensation in the form of bonuses and stock option grants, rather than base salary.

Base salary determinations will reflect, among other factors deemed relevant, competitive pay practices of comparable high technology companies, with a focus on the skills and performance levels of individual executives and the needs of the Company. Bonuses under the Company’s incentive plans will reflect, among other relevant items, the Company’s financial performance and achievement of corporate objectives established by the Board of Directors prior to the start of each fiscal year, such as those relating to revenue and profitability. Stock option awards will reflect, among other relevant items, the job level of the employee, responsibilities to be assumed in the upcoming fiscal year, responsibilities of each executive in prior years and the size of awards made to each such officer in prior years relative to the Company’s overall performance.

In establishing the level of incentive bonuses for the Company’s executives for Fiscal 2002, the Compensation Committee considered, among other things, competitive market issues and the Company’s performance in such areas as development, client services, product quality, market penetration, administration, organization and financial performance, sales of particular units and performance of the Company as a whole.

Compensation of the Chief Executive Officer.    In determining Mr. Cashman’s compensation for Fiscal 2002, the Compensation Committee reviewed industry surveys of compensation paid to chief executives officers of comparable companies, and evaluated the achievement of corporate, individual and organizational objectives for the fiscal year. Mr. Cashman’s annual base compensation for Fiscal 2002 totaled $300,000, an increase of 21% over 2001.

In Fiscal 2002, Mr. Cashman also received semi-annual bonuses determined on the basis of the achievement of specific weighted corporate, individual and organizational objectives for the fiscal year. These objectives focused on areas such as financial performance and business growth, product development, market penetration, product and service quality, administration and corporate development. Mr. Cashman was awarded aggregate incentive bonuses of $190,000 for Fiscal 2002, as compared with an incentive bonus of $170,000 for 2001. Mr. Cashman was also awarded 80,000 stock options in 2002 and 100,000 stock options in both 2001 and in 2000.

Deductibility of Executive Compensation.    Beginning in 1994, the Internal Revenue Code of 1986, as amended (the “Code”), limited the federal income tax deductibility of compensation paid to the Company’s Chief Executive Officer and to each of the other four most highly compensated executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of stock options and the value of the underlying stock on the date of exercise. The Company may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as stockholder approval). Considering the Company’s current compensation plans and policy, the Company and the Compensation Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction relating to executive compensation. If the deductibility of executive compensation becomes a significant issue, the Company’s compensation plans and policy will be modified to maximize deductibility if the Company and the Compensation Committee determine that such action is in the best interests of the Company.

COMPENSATION COMMITTEE

John F. Smith, Chairman

Jacqueline C. Morby

Compensation Committee Interlocks and Insider Participation

Since February 1994, all executive officer compensation decisions have been made by the Compensation Committee. During Fiscal 2002, the Compensation Committee was comprised of Ms. Morby and Mr. John Smith. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for top management and key employees of the Company, including salaries and bonuses. No member of the Compensation Committee was or is an officer or employee of the Company or any of its subsidiaries.

Shareholder Return Performance Graph

Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company’s Common Stock, based on the market price of the Company’s Common Stock, with the total return of companies included within the Russell 2000 Index, the Nasdaq Stock Market Index and a peer group of companies included within the Nasdaq Computer and Data Processing Industry Index for the period commencing January 1, 1998 and ended December 31, 2002. The calculation of total cumulative return assumes a $100 investment in the Company’s Common Stock, the Russell 2000 Index, the Nasdaq Stock Market Index and the Peer Group Index on January 1, 1998, and the reinvestment of all dividends.

EQUITY COMPENSATION PLANS

1994 Stock Option and Grant Plan.    In February 1994, the Company’s Board of Directors adopted and the stockholders subsequently approved the 1994 Stock Plan. The Company will not make additional grants under the 1994 Stock Plan. The 1994 Stock Plan permits (i) the grant of options to purchase shares of Common Stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) (“Incentive Options”), (ii) the grant of options that do not so qualify (“Non-Qualified Options”), and (iii) the issuance or sale of Common Stock with or without restrictions (“Restricted Stock”). During 2002 no grants were made from the 1994 Stock Plan. A total of 130,868 share grants with issuance prices ranging from $0.40 to $10.00 with a weighted average price of $5.39 were outstanding from the 1994 Stock Plan at December 31, 2002.

The Compensation Committee may, at its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1994 Stock Plan may be exercised or vest. In the event of a merger, liquidation or sale of substantially all of the assets of the Company, the Board of Directors has the discretion to accelerate the vesting of the options granted under the 1994 Stock Plan, except that 40,000 Non-Qualified Options held by Independent Directors vest automatically in such circumstances. In addition, the 1994 Stock Plan and stock options issued thereunder terminate upon the effectiveness of any such transaction or event, unless provision is made in connection with such transaction for the assumption of grants therefore made. The shares of restricted stock issued under the 1994 Plan fully vest upon any merger, liquidation or sale of substantially all of the assets of the Company.

1996 Employee Stock Purchase Plan.    The Company’s 1996 Employee Stock Purchase Plan, (the “Purchase Plan”) was adopted by the Board of Directors on April 19, 1996 and was subsequently approved by the Company’s stockholders. Up to 210,000 shares of Common Stock may be issued under the Purchase Plan. The Purchase Plan is administered by the Compensation Committee.

Offerings under the Purchase Plan commence on each February 1 and August 1 and have a duration of six months. Generally, all employees who are customarily employed for more than 20 hours per week as of the first day of the applicable offering period are eligible to participate in the Purchase Plan. An employee who owns or is deemed to own shares of stock representing in excess of 5% of the combined voting power of all classes of stock of the Company may not participate in the Purchase Plan.

During each offering, an employee may purchase shares under the Purchase Plan by authorizing payroll deductions of up to 10% of his cash compensation during the offering period. The maximum number of shares which may be purchased by any participating employee during any offering period is limited to 960 shares (as adjusted by the Compensation Committee from time to time). Unless the employee has previously withdrawn from the offering, his accumulated payroll deductions will be used to purchase Common Stock on the last business day of the period at a price equal to 85% of the fair market value of the Common Stock on the first or last day of the offering period, whichever is lower. Under applicable tax rules, an employee may purchase no more than $25,000 worth of Common Stock in any calendar year. A total of 156,903 shares of Common Stock have been issued under the Purchase Plan at February 1, 2003.

Employment Agreement With Executive Chairman

The Company has an Employment Agreement with Mr. Peter J. Smith, its Executive Chairman. Mr. Smith’s Employment Agreement (i) provides for an annual base salary and participation in the Company’s executive bonus program, (ii) is for an indefinite term unless terminated by either party, (iii) provides for severance at the annual rate of $300,000 in the event Mr. Smith’s employment is terminated by the Company without cause or in the event of a constructive termination (as defined) until the later of one year after termination or Mr. Smith’s acceptance of other employment and (iv) restricts competitive activities by Mr. Smith for one year following termination of his employment other than for cause or in the event of a constructive termination. The Company provided Mr. Smith with $309,058 at the time of his employment to purchase an annuity that will result in payments to Mr. Smith beginning at age 62. Pursuant to his employment agreement, Mr. Smith received $80,366 in total compensation in Fiscal 2002.

Employment Agreement With Chief Executive Officer

The Company has an Employment Agreement with Mr. James E. Cashman III, its Chief Executive Officer. Mr. Cashman’s Employment Agreement (i) provides for an annual base salary and participation in the Company’s executive bonus program, (ii) is for an indefinite term unless terminated by either party, (iii) provides for severance at the annual rate of $300,000 in the event of “mutual consent” termination or “involuntary” termination of Mr. Cashman’s employment (iv) in the case of change of control of the Company all assigned stock options shall become fully vested upon the effective date of the transaction. The Company also provides Mr. Cashman a $2.0 million term life insurance policy.

The Company is currently negotiating the terms of a new employment agreement with Mr. Cashman. The Company expects that the new employment agreement will replace Mr. Cashman’s existing agreement during the first half of 2003. The principal terms of the new employment agreement as currently proposed by the Company are as follows: (1) Mr. Cashman will be entitled to an annual base salary of at least $300,000 and shall have a target bonus of at least $200,000; (2) the agreement will have an indefinite term, but will be terminable at any time upon not more than 60 days notice by either party; (3) Mr. Cashman will be entitled to receive termination benefits equal to two times his combined salary and target bonus then in effect if the Company terminates him without cause at any time or demotes or terminates him with or without cause within 180 days following a change of control of the Company, or if he resigns following the Company’s material breach of his employment agreement; (4) Mr. Cashman’s stock options will become fully vested simultaneous with any change of control of the Company; (5) the Company will continue to provide Mr. Cashman with a $2.0 million term life insurance policy, the proceeds of which are payable to beneficiaries designated by Mr. Cashman; and (6) Mr. Cashman will agree not to compete for two years following the termination of his employment with the Company irrespective of the basis of that termination.

CERTAIN TRANSACTIONS

The Company has adopted a policy providing that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company’s Board of Directors and by a majority of the disinterested members of the Company’s Board of Directors and (ii) be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. In addition, this policy will require that any loans by the Company to its officers, directors or other affiliate, be for bona fide business purposes only.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of the Company’s outstanding shares of Common Stock (collectively, “Section 16 Persons”) to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, (“SEC”) and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during Fiscal 2002 the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

Security Ownership of Certain Beneficial Owners

The following table presents certain information about persons or entities known to the Company to own, directly or beneficially, more than five percent of the Company’s Common Stock on February 18, 2003. The following information is based solely upon copies of filings of Schedule 13G received by the Company pursuant to the rules of the SEC.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percent
FMR Corporation 82 Devonshire Street Boston, MA 02109	1,579,200	(1)	10.84%
Stadium Capital Management, LLC 2483 East Bayshore Road, Suite 200 Palo Alto, CA 94303	1,208,300	(2)	8.27%
Brown Capital Management 1201 N. Calvert Street Baltimore, MD 21202	1,060,385	(3)	7.26%
Barclays Global Investors 45 Fremont Street San Francisco, CA 94105	798,441	(4)	5.46%

(1)	The information reported is based on a Schedule 13G filed with the SEC on February 14, 2003 reporting beneficial ownership as of December 31, 2002.

(2)	The information reported is based on a Schedule 13G filed with the SEC on February 13, 2003 reporting beneficial ownership as of December 31, 2002.

(3)	The information reported is based on a Schedule 13G filed with the SEC on February 5, 2003 reporting beneficial ownership as of December 31, 2002.

(4)	The information reported is based on a Schedule 13G filed with the SEC on February 10, 2003 reporting beneficial ownership as of December 31, 2002.

Security Ownership of Management

The following table presents certain information as to Named Executive Officers and Directors as of February 1, 2003, based on their representations to the Company. All such information was provided by the stockholders listed and reflects their beneficial ownership as of February 1, 2003.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent (1)
Peter J. Smith (2)	113,474	*
James E. Cashman III (3)	369,065	2.5%
Joseph C. Fairbanks, Jr.(4)	13,369	*
Michael J. Wheeler (5)	14,432	*
Maria T. Shields (6)	58,699	*
Devendra H. Rajwade (7)	2,632	*
Roger J. Heinen, Jr. (8)	42,648	*
Jacqueline C. Morby (9)	9,500	*
Bradford C. Morley (10)	10,933	*
John F. Smith (11)	23,583	*
Patrick J. Zilvitis (12)	7,820	*
All executive officers and directors as a group (12 persons)	666,155	4.6%

*	Less than 1%.

(1)	All percentages have been determined as of February 1, 2003 in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock which such person has the right to acquire within 60 days after February 1, 2003. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within 60 days after February 1, 2003 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of February 1, 2003, a total of 14,604,524 shares of Common Stock were issued and outstanding.

(2)	Includes vested options to purchase 55,528 shares. Excludes unvested options to purchase 9,000 shares.

(3)	Includes vested options to purchase 361,000 shares. Excludes unvested options to purchase 135,000 shares.

(4)	Includes vested options to purchase 12,500 shares. Excludes unvested options to purchase 44,500 shares.

(5)	Includes vested options to purchase 13,200 shares. Excludes unvested options to purchase 36,600 shares.

(6)	Includes vested options to purchase 53,550 shares. Excludes unvested options to purchase 49,250 shares.

(7)	Includes vested options to purchase 750 shares. Excludes unvested options to purchase 4,250 shares.

(8)	Includes vested options to purchase 42,648 shares. Excludes unvested options to purchase 30,000 shares.

(9)	Includes vested options to purchase 3,000 shares. Excludes unvested options to purchase 21,000 shares.

(10)	Includes vested options to purchase 10,933 shares. Excludes unvested options to purchase 28,932 shares

(11)	Includes 4,000 shares of restricted stock owned by a trust primarily for the benefit of Mr. Smith’s adult children and of which Mr. Smith’s wife is a trustee. Includes vested options to purchase 19,583 shares. Excludes unvested options to purchase 30,000 shares.

(12)	Includes vested options to purchase 4,420 shares. Excludes unvested options to purchase 29,840 shares.

MARKET VALUE

On December 31, 2002, the closing price of a share of the Company’s Common Stock on the Nasdaq National Market was $20.20.

EXPENSES OF SOLICITATION

The Company will pay the entire expense of soliciting proxies for the Annual Meeting. The Company has retained Mellon Investor Services to assist it in soliciting proxies and will pay approximately $9,500, plus reasonable out-of-pocket expenses, in connection with the solicitation. In addition to solicitations by mail, certain directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

Stockholder proposals intended to be presented at the Company’s 2004 annual meeting of stockholders must be received by the Company on or before November 28, 2003 in order to be considered for inclusion in the Company’s proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company’s proxy statement and form of proxy and should be mailed to: Secretary, ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, PA, 15317.

The Company’s By-laws provide that any stockholder of record wishing to have a stockholder proposal that is not to be included in the Company’s proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company’s Secretary at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.

INDEPENDENT ACCOUNTANTS

The Company has selected Deloitte and Touche LLP as the independent public accountants for the Company for the fiscal year ending December 31, 2003. The firm of PricewaterhouseCoopers LLP, or a predecessor thereof, had served as the Company’s independent public accountants from 1994 to March 19, 2002. During these periods the Company did not have any disagreement with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, nor did any report issued by PricewaterhouseCoopers LLP contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

On March 19, 2002, the Company dismissed its independent accountants, PricewaterhouseCoopers LLP, as the principal accountant to audit financial statements. The dismissal of the independent accountants was recommended by management following the solicitation of bids to perform audit work and was approved by the

Audit Committee. During the two fiscal years ended December 31, 2001 and the subsequent interim period through March 19, 2002, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Furthermore, PricewaterhouseCoopers LLP’s reports for the two most recently completed fiscal years did not contain any adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In addition, no events required to be reported pursuant to Item 304(a)(1)(v) of Regulation S-K have occurred during the two most recently completed fiscal years or subsequent interim period through March 19, 2002.

The Company approved the engagement of Deloitte & Touche LLP as its new independent accountants on March 19, 2002. The engagement of Deloitte & Touche LLP was recommended by management following the solicitation of bids to perform the Company’s audit work and was approved by the Audit Committee of the Company’s Board of Directors. There has been no consultation during the past two years by the Company with Deloitte & Touche LLP regarding the application of accounting principles or the type of audit opinion that might be rendered on the Company’s financial statements.

A representative of Deloitte and Touche LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if he or she so desires. The representative will be available to respond to appropriate questions.

OTHER MATTERS

The Board of Directors does not know of any matters other than those described in this Proxy Statement which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN YOUR PROXY IN ONE OF THE FOLLOWING WAYS: (1) USE THE WEBSITE ADDRESS SHOWN ON THE PROXY CARD AND VOTE OVER THE INTERNET; (2) USE THE TOLL-FREE TELEPHONE NUMBER SHOWN ON THE ENCLOSED PROXY CARD; OR (3) MARK, DATE AND SIGN THE PROXY CARD RETURNING IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. VOTES SENT BY INTERNET OR TELEPHONE MUST BE RECEIVED BY 11:00 PM UNITED STATES EASTERN TIME ON MAY 7, 2003. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Exhibit A

ANSYS, Inc.

Amended and Restated Audit Committee Charter

I.    General Statement of Purpose

The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of ANSYS, Inc. (the “Company”) are to:

•	assist the Board of Directors (the “Board ”) in its oversight of (1) the integrity of the Company’s financial statements, including general oversight and monitoring of management’s and the independent auditor’s participation in the Company’s financial reporting process and of the Company’s procedures for compliance with legal and regulatory requirements related to this process, and (2) the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC ”) to be included in the Company’s annual proxy statement.

II.    Composition

The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”), (2) satisfy the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (the “S-O Act”), and (3) not own or control 20% or more of the Company’s voting securities, or such lesser amount as may be established by the SEC in rules promulgated pursuant to Section 301 of the S-O Act.

Notwithstanding the foregoing, one director who (1) is not “independent” as defined under the rules established by the Marketplace Rules of the NASD, (2) satisfies the criteria for independence set forth in Section 301 of the S-O Act, (3) does not own or control 20% or more of the Company’s voting securities, and (4) is not a current officer or employee or a Family Member of such employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.

Each member of the Audit Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee shall meet the requirements for being a “financial expert” under the rules promulgated by the SEC and have sufficient financial expertise in the accounting and auditing areas.

The Nominating and Corporate Governance Committee shall recommend nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a Director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.    Compensation

A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors’ fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member. Such additional fees may be greater than those fees paid to other directors, but should be commensurate with the time and effort expected to be expended by such Audit Committee member in the performance of his or her duties as an Audit Committee member.

IV.    Meetings

The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. Meetings of the Audit Committee may be called by any member of the Audit Committee upon two days’ notice to the other members. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. The Chairman of the Audit Committee, in consultation with the other committee members, may determine the frequency and length of the committee meetings and may set meeting agendas consistent with this Charter.

V.    Responsibilities and Authority

A.    Review of Charter

•	The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.    Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall have the sole authority to appoint (subject, if applicable, to stockholder ratification), terminate and determine funding for the Company’s independent auditor.

•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

•	The Audit Committee shall instruct the independent auditor to report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•

The Audit Committee shall request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and based on such disclosures, statement and discussion take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor’s independence.

•	The Audit Committee shall assure the regular rotation of the lead audit partner and lead reviewing partner as required under Section 10A(j) of the Exchange Act.

•	The Audit Committee may recommend to the Board polices with respect to the potential hiring of current or former employees of the independent auditor.

C.    Audited Financial Statements and Annual Audit

•	The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•	The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor:

(i)	the Company’s annual audited financial statements, including (a) all critical accounting policies and practices used or to be used by the Company and (b) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, prior to the filing of the Company’s Annual Report on Form 10-K;

(ii)	any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(iii)	the adequacy of the Company’s internal controls and procedures for financial reporting;

(iv)	major changes in and other issues regarding accounting and auditing principles and procedures, including any significant changes in the Company’s selection or application of accounting principles; and

(v)	the effect of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function, and (3) any significant disagreements with management.

•	The Audit Committee shall review and discuss with the independent auditor those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61 (“SAS 61”) and may otherwise consider in connection with its review of any difficulties that the auditor may have encountered with management or others:

(i)	any restrictions on the scope of the independent auditors’ activities or access to requested information;

(ii)	any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

(iii)	any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

(iv)	any management or internal control letter issued, or proposed to be issued, by the auditors; and

(v)	any significant disagreements between the Company’s management and the independent auditors.

•	The Audit Committee shall review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the CEO and CFO of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal controls and procedures for financial reporting which could adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal controls and procedures for financial reporting.

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

D.    Unaudited Quarterly Financial Statements

•	The Audit Committee shall discuss with management and the independent auditor, such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 71.

E.    Review Earnings Announcements and Other Financial Statement-Related Public Disclosure

•	The Audit Committee shall be provided with and have an opportunity to review all earnings announcements and other financial statement-related public disclosure in advance of their release to the public, if and to the extent that the timing of the release of such disclosure permits. Any such disclosure shall be further submitted to the Board for final approval prior to release, if and to the extent that the timing of the release of such disclosure permits.

F.    Disclosure Review Committee

•	The Audit Committee shall discuss with the Company’s Disclosure Review Committee such issues as may be brought to the Audit Committee’s attention by the Disclosure Review Committee and shall generally monitor the activities of the Disclosure Committee, including periodic review of the minutes of the Disclosure Review Committee.

G.    Procedures for Addressing Complaints and Concerns

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

H.    Regular Reports to the Board

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

I.    Legal and Regulatory Compliance

•	The Audit Committee is encouraged to discuss with management and the independent auditor the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	The Audit Committee shall discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

VI.    Additional Authority

The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.    Engagement of Advisors

After consultation with Board, the Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.    General

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to assure compliance with laws and regulations or the Company’s Code of Ethics.

This amends and supersedes all charters of the Audit Committee previously in effect.

(Adopted by the Board of Directors at a meeting held on December 12, 2002)

Exhibit B

AMENDED AND RESTATED

ANSYS, INC.

1996 STOCK OPTION AND GRANT PLAN

SECTION 1.    GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Amended and Restated ANSYS, Inc. 1996 Stock Option and Grant Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants and key persons of ANSYS, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Exchange Act of 1934, as amended.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Disinterested Person” means an Independent Director who qualifies as such under Rule 16b-3(c)(2)(i) promulgated under the Act, or any successor definition under said Rule. If Rule 16b-3(c)(2)(i) is amended and such definition no longer exists, the requirement set forth in Section 2(a) hereof that each member of the Committee be a Disinterested Person shall cease to apply.

“Dividend Equivalent Right” means Awards granted pursuant to Section 9.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 15.

“Fair Market Value” of the Stock on any given date means (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the Fair Market Value on any given date shall not be less than the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported, or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ National Market System, then clause (i) shall not apply and the Fair Market Value on any date shall not be less than the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last date preceding such date for which a sale was reported, and (iii) notwithstanding the foregoing, the Fair Market Value of the Stock on the effective date of the Initial Public Offering shall be the offering price to the public of the Stock on such date.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Independent Director” means a member of the Board who is neither an employee or officer of the Company or any Subsidiary, nor a representative of the major investor of the Company prior to the Company’s Initial Public Offering.

“Initial Public Offering” means the first underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Stock to the public.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Performance Share Award” means any Award granted pursuant to Section 8.

“Restricted Stock Award” means any Award granted pursuant to Section 6.

“Stock” means the Common Stock, par value $.01 per share, of the Company, subject to adjustments pursuant to Section 3.

“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7.

SECTION 2.    ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT

PARTICIPANTS AND DETERMINE AWARDS

(a)  Committee.    The Plan shall be administered by the Compensation and Audit Committee of the Board, or any other committee of not less than two non-employee Directors performing similar functions as appointed by the Board from time to time. On and after the date the Company becomes subject to the Act, each member of the Committee shall be a Disinterested Person. On and after the date the Plan becomes subject to Section 162(m) of the Code, each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. On and after August 15, 1996, the Plan may be administered by either the Board or a committee of “Non-Employee Directors” within the meaning of Rule 16b-3(a)(3), and all references to the “Committee” (other than the last sentence of Section 4) shall also be deemed to refer to the Board.

(b)  Powers of Committee.    The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)  to select the officers, employees, consultants and key persons of the Company and its Subsidiaries to whom Awards may from time to time be granted;

(ii)  to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Performance Share Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more participants;

(iii)  to determine the number of shares of Stock to be covered by any Award;

(iv)  to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards;

(v)  to accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in Awards providing for such acceleration;

(vi)  to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like;

(vii)  subject to the provisions of Section 5(a)(iii), to extend at any time the period in which Stock Options may be exercised;

(viii)  to determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

(ix)  at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants.

(c)  Delegation of Authority to Grant Awards.    The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee’s authority and duties with respect to Awards, including the granting thereof, to individuals who are not subject to the reporting and other provisions of Section 16 of the Act or “covered employees” within the meaning of Section 162(m) of the Code. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

SECTION 3.    STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)  Stock Issuable.    The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 5,350,000 shares of Stock. For purposes of the foregoing limitations, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. No more than fifty percent (50%) of the number of shares of Stock available for issuance under the Plan as of the date this Plan, as amended and restated herein, is approved by the Company’s stockholders at the 2003 Annual Meeting of Stockholders (which such number shall be deemed to include any shares of Stock that become re-available for issuance due to their forfeiture, cancellation or reacquisition by the Company after such date) may be issued in the form of non-Stock Option Awards. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that on and after the date the Plan is subject to Section 162(m) of the Code, Stock Options with respect to no more than 300,000 shares of Stock may be granted to any one individual participant during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)  Recapitalizations.    If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan or for the Independent Directors pursuant to Section 5(c) of the Plan, (ii) the number of Stock Options that can be granted to any one individual participant, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iv) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c)  Mergers and Other Transactions.    In the case of (i) the dissolution or liquidation of the Company, (ii) a merger, reorganization or consolidation in which the Company is acquired by another person or entity (other than a holding company formed by the Company), (iii) the sale of all or substantially all of the assets of the Company to an unrelated person or entity, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Transaction”), the outstanding Options held by Independent Directors shall become fully vested. Upon the effectiveness of the Transaction, the Plan and all Awards granted hereunder shall terminate, unless provision is made in connection with the Transaction for the assumption of Awards heretofore granted, or the substitution of such Awards of new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as provided in Section 3(b) above. In the event of such termination, each optionee shall be permitted to exercise for a period of at least 15 days prior to the date of such termination (1) all options held by such optionee which are then exercisable, and (2) such number of additional options held by such optionee, to the extent such options are not then exercisable, as may be specified in the relevant option agreement, if any. During this 15-day period, Independent Directors may exercise unvested Options that will become fully vested upon the effectiveness of the Transaction, subject to the consummation of the Transaction.

(d)  Substitute Awards.    The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.    ELIGIBILITY

Participants in the Plan will be such officers and other employees, consultants and key persons of the Company and its Subsidiaries who are responsible for or contribute to the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee, in its sole discretion. In addition, Independent Directors are eligible to receive Options pursuant to the provisions of Section 5(c) of the Plan. Independent Directors who are not serving on the Committee are eligible to receive Options pursuant to the provisions of Sections 5(a), (b) and (c) of the Plan.

SECTION 5.    STOCK OPTIONS

Any Stock Option granted under the Plan shall be pursuant to a stock option agreement which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. Non-Qualified Stock Options may be granted to officers, employees, Independent Directors, advisors, consultants and key persons of the Company and its Subsidiaries. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after April 18, 2006.

(a)  Terms of Stock Options.    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(i)  Exercise Price.    The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value on the date of grant in the case of Incentive Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110% of the Fair Market Value on the grant date.

(ii)  Grant of Discount Options in Lieu of Cash Compensation.    Upon the request of an eligible participant (other than an Independent Director) and with the consent of the Committee, such participant may elect each calendar year to receive a Non-Qualified Stock Option in lieu of any cash bonus or other compensation to which he may become entitled during the following calendar year, but only if such participant makes an irrevocable election to waive receipt of all or a portion of such cash compensation. Such election shall be made on or before the date set by the Committee which date shall be no later than 15 days (or such shorter period permitted by the Committee) preceding January 1 of the calendar year for which the cash compensation would otherwise be paid. A Non-Qualified Stock Option shall be granted to each participant who made such an irrevocable election on the date the waived cash compensation would otherwise be paid. The exercise price per share shall be determined by the Committee. The number of shares of Stock subject to the Stock Option shall be determined by dividing the amount of the waived cash compensation by the difference between the Fair Market Value of the Stock on the date the Stock Option is granted and the exercise price per share of the Stock Option. The Stock Option shall be granted for a whole number of shares so determined; the value of any fractional share shall be paid in cash.

(iii)  Option Term.    The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

(iv)  Exercisability; Rights of a Stockholder.    Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date; provided, however, that Stock Options granted in lieu of cash compensation shall be exercisable in full as of the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(v)  Method of Exercise.    Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods; provided, however, that the methods set forth in subsections (B) and (C) below shall become available only after the closing of the Initial Public Offering:

(A)  In cash, by certified or bank check or other instrument acceptable to the Committee;

(B)  In the form of shares of Stock that are not then subject to restrictions under any Company plan and that have been held by the optionee free of such restrictions for at least six months, if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or

(C)  By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or applicable provisions of laws.

(vi)  Termination.    Unless otherwise provided in the option agreement or determined by the Committee, upon the optionee’s termination of employment (or other business relationship) with the Company and its Subsidiaries, the optionee’s rights in his Stock Options shall automatically terminate.

(vii)  Annual Limit on Incentive Stock Options.    To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(b)  Reload Options.    At the discretion of the Committee, Options granted under Section 5(a) may include a “reload” feature pursuant to which an optionee exercising an option by the delivery of a number of shares of Stock in accordance with Section 5(a)(v)(B) hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with the same expiration date as the original Option being exercised, and with such other terms as the Committee may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option.

(c)  Stock Options Granted to Independent Directors.

(i)  Automatic Grant of Options.

(A)  Each Independent Director who is first elected or appointed to serve as a director commencing after the effective date of the Initial Public Offering shall be granted, on the fifth business day after his initial term of office commences, a Non-Qualified Stock Option to acquire that number of shares of Stock determined by dividing $200,000 by the Option Exercise Price.

(B)  Each Independent Director who is serving as a director of the Company on the fifth business day after each annual meeting of stockholders shall automatically be granted on such day a Non-Qualified Stock Option to acquire 12,000 shares of Stock.

(ii)  Option Terms.

(A)  The Option Exercise Price per share for the Stock covered by a Stock Option granted under this Section 5(c) shall be equal to the lesser of (1) the Fair Market Value of the Stock on the date of grant or (2) the average of the Fair Market Value of the Stock for a period of ten consecutive trading days prior to the date of grant.

(B)  Each Stock Option granted under this Section 5(c) shall be exercisable in annual installments over four years. No such Option shall be exercisable after the tenth anniversary of the date it was granted.

(C)  If an optionee ceases to be a director for any reason, each Stock Option granted to such optionee under this Section 5(c) shall terminate immediately with respect to all shares of Stock for which it is not then exercisable. With respect to the remaining shares, such Option shall terminate 60 days after the date the optionee ceases to be a director or at the expiration of the stated term of the Option, if earlier; provided, however, that (1) if the optionee dies while a director, such Option may be exercised for such remaining shares by the personal representative or legatee of the optionee for a period of one year from the date of death or until the expiration of the stated term of the Option, if earlier; or (2) if the optionee ceases to be a director by reason of disability, such Option may be exercised for such remaining shares by the director for six months after the date the optionee ceases to be a director or until the expiration of the stated term of the Option, if earlier.

(D) A Stock Option granted under this Section 5(c) may be exercised only by written notice to the Company specifying the number of shares to be purchased. Payment of the full purchase price of the shares to be purchased may be made by one or more of the methods specified in Section 5(a)(v). An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of an Option and not as to unexercised Options.

(iii)  Limited to Independent Directors.    The provisions of this Section 5(c) shall apply only to Stock Options granted or to be granted to Independent Directors, and shall not be deemed to modify, limit or otherwise apply to any other provision of this Plan or to any Option issued under this Plan to a participant who is not an Independent Director. To the extent that they are inconsistent with any other provisions of the Plan, the provisions of this Section 5(c) shall govern the rights and obligations of the Company and Independent Directors respecting Options granted or to be granted to Independent Directors.

(d)  Non-transferability of Options.    No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee. Notwithstanding the foregoing, the Committee may provide in an option agreement that the optionee may transfer, without consideration for the transfer, his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members and to partnerships in which such family members are the only partners.

SECTION 6.    RESTRICTED STOCK AWARDS

(a)  Nature of Restricted Stock Awards.    The Committee may grant Restricted Stock Awards to any officer, employee, consultant or key person of the Company and its Subsidiaries. A Restricted Stock Award is an Award entitling the recipient to acquire, at par value or such other purchase price determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

(b)  Rights as a Stockholder.    Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 6(e) below.

(c)  Restrictions.    Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award. If a participant’s employment (or other business relationship) with the Company and its Subsidiaries terminates for any reason, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant restricted stock agreement, to repurchase Restricted Stock with respect to which conditions have not lapsed at their purchase price from the participant or the participant’s legal representative.

(d)  Vesting of Restricted Stock.    The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

(e)  Waiver, Deferral and Reinvestment of Dividends.    The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.    UNRESTRICTED STOCK AWARDS

(a)  Grant or Sale of Unrestricted Stock.    The Committee may, in its sole discretion, grant (or sell at a purchase price determined by the Committee) an Unrestricted Stock Award to any officer, employee, consultant or key person of the Company or its Subsidiaries, pursuant to which such individual may receive shares of Stock free of any vesting restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

SECTION 8.    PERFORMANCE SHARE AWARDS

(a)  Nature of Performance Share Awards.    A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Committee may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any officer, employee, consultant or key person of the Company or its Subsidiaries, including those who qualify for awards under other performance plans of the Company. The Committee in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Committee may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Share Awards under the Plan.

(b)  Restrictions on Transfer.    Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

(c)  Rights as a Shareholder.    A participant receiving a Performance Share Award shall have the rights of a shareholder only as to shares actually received by the participant under the Plan and not with respect to shares subject to the Award but not actually received by the participant. A participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Share Award (or in a performance plan adopted by the Committee).

(d)  Termination.    Except as may otherwise be provided by the Committee at any time, a participant’s rights in all Performance Share Awards shall automatically terminate upon the participant’s termination of employment (or business relationship) with the Company and its Subsidiaries for any reason.

(e)  Acceleration, Waiver, Etc.    At any time prior to the participant’s termination of employment (or other business relationship) by the Company and its Subsidiaries, the Committee may in its sole discretion accelerate, waive or, subject to Section 12, amend any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

SECTION 9.    DIVIDEND EQUIVALENT RIGHTS

(a)  Dividend Equivalent Rights.    A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash dividends that would be paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares were held by the recipient. A Dividend Equivalent Right may be granted hereunder to any officer, employee, consultant or key person, as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b)  Interest Equivalents.    Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

SECTION 10.    TAX WITHHOLDING

Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

SECTION 11.    TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)  a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)  an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12.    AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same exercise or purchase price in a manner not inconsistent with the terms of the Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Notwithstanding any other provision of this Plan to the contrary, no outstanding Option under the Plan may be re-priced, either by amendment to the Option or by cancellation of the Option in exchange for the grant of a new Option with a lower exercise price, without the prior approval by the Company’s stockholders who are eligible to vote at a meeting of stockholders. If and to the extent determined by the Committee to be required by the Act to ensure that Awards granted under the Plan are exempt under Rule 16b-3 promulgated under the Act, or that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company’s stockholders who are eligible to vote at a meeting of stockholders.

SECTION 13.    STATUS OF PLAN

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 14.    GENERAL PROVISIONS

(a)  No Distribution; Compliance with Legal Requirements.    The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)  Other Compensation Arrangements; No Employment Rights.    Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

SECTION 15.    EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the holders of a majority of the shares of Stock of the Company present or represented and entitled to vote at a meeting of stockholders. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 16.    GOVERNING LAW

This Plan shall be governed by Delaware law except to the extent such law is preempted by federal law.

Adopted and Effective (in its original form): April 19, 1996

Adopted and Effective (as amended and restated herein): May 8, 2003

The Board of Directors recommends a vote FOR the election of all nominees as directors and FOR the amendment to the 1996 Stock Option and Grant Plan.	Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐
1. ELECTION OF DIRECTORS Nominees: 01 Peter J. Smith, 02 Bradford C. Morley and 03 Patrick J. Zilvitis
FOR all nominees listed above (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed above ☐
IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.
	PLAN TO ATTEND THE MEETING	☐

2. APPROVE AMENDED AND RESTATED 1996 STOCK OPTION AND GRANT PLAN.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

By checking the box to the right, I consent to future delivery of annual reports, proxy statements, prospectuses and other materials and shareholder communications electronically via the Internet at a webpage which will be disclosed to me. I understand that the Company may no longer distribute printed materials to me from any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the Company’s transfer agent, Mellon Investor Services LLC, Ridgefield Park, NJ and that costs normally associated with electronic delivery, such as usage and telephone charges as well as any costs I may incur in printing documents, will be my responsibility.

☐

THIS PROXY WILL BE VOTED AS DIRECTED HEREON, OR IF RETURNED EXECUTED, WITH NO DIRECTION GIVEN, WILL BE VOTED FOR THE NOMINEES AS DIRECTORS AND FOR THE AMENDMENT TO THE 1996 STOCK OPTION AND GRANT PLAN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME APPEARS HEREON.

Executors, administrators, trustees, attorneys, etc. should give full title as such. If the signer is a corporation or partnership, please sign full corporate or partnership name by duly authorized officer.

Signature(s)                                                                                                                                                        Date __________________, 2003

Δ FOLD AND DETACH HERE Δ

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11 PM Eastern Time the business day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet	OR	Telephone	OR	Mail

http://www.eproxy.com/anss

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

1-800-435-6710

Use any touch-tone telephone to

vote your proxy. Have your proxy
card in hand when you call. You will
be prompted to enter your control
number, located in the box below,
and then follow the directions given.

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

ANSYS, Inc.

Southpointe

275 Technology Drive

Canonsburg, Pennsylvania 15317

PROXY

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR

THE ANNUAL MEETING OF STOCKHOLDERS, MAY 8, 2003

The undersigned hereby appoints JAMES E. CASHMAN, III and MARIA T. SHIELDS, attorneys and proxies, will full power of substitution, to represent the undersigned and to vote all shares of stock of ANSYS, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of ANSYS, Inc. to be held at the Southpointe Club, Southpointe, 360 Southpointe Blvd., Canonsburg, Pennsylvania on Thursday, May 8, 2003, at 2:00 P.M., or at any adjournments or postponements thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

(Continued, and to be signed and dated, on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Δ FOLD AND DETACH HERE Δ

Admittance Pass

2003 Annual Meeting of Stockholders

ANSYS, Inc.

Thursday, May 8, 2003

2:00 p.m.

Southpointe Club

Southpointe

360 Southpointe Blvd.

Canonsburg, Pennsylvania

Please Present This Admittance Pass When Entering The Meeting